                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   TWIN CITY BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

        [LETTERHEAD OF TWIN CITY BANCORP, INC.]







                    April 21, 1999





Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of Twin City Bancorp, Inc. to be held at the main office of Twin
City Federal Savings Bank, 310 State at Edgemont, Bristol,
Tennessee on Friday, May 21, 1999 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Twin City Federal Savings Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Thad R. Bowers

                              Thad R. Bowers
                              President

                TWIN CITY BANCORP, INC.
                 310 STATE AT EDGEMONT
               BRISTOL, TENNESSEE  37620
                    (423) 989-4400

________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON MAY 21, 1999
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Twin City Bancorp, Inc.
(the "Company") will be held at the main office of Twin City
Federal Savings Bank, 310 State at Edgemont, Bristol, Tennessee on Friday, May 21, 1999 at 4:00 p.m.

     A proxy statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1. The election of two directors for terms of three years and the election of one director for a term of two years; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 5, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Brenda N. Baer

                         BRENDA N. BAER
                         SECRETARY

Bristol, Tennessee
April 21, 1999

________________________________________________________________
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT
                          OF
                TWIN CITY BANCORP, INC.
                 310 STATE AT EDGEMONT
               BRISTOL, TENNESSEE  37620


            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 21, 1999

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Twin City Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of Twin City Federal Savings Bank (the "Bank"), 310 State at Edgemont, Bristol, Tennessee on Friday, May 21, 1999 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about April 21, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Brenda N. Baer, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
      VOTING SECURITIES AND BENEFICIAL OWNERSHIP
________________________________________________________________

     Stockholders of record as of the close of business on April 5, 1999 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,180,060 shares of common stock, par value $1.00 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors and executive officers of the Company as a group.

                                         AMOUNT AND             PERCENT OF
                                         NATURE OF              SHARES OF
NAME AND ADDRESS                         BENEFICIAL            COMMON STOCK
OF BENEFICIAL OWNER                      OWNERSHIP (1)         OUTSTANDING (2)
-------------------                      ----------            ------------
Twin City Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
310 State at Edgemont
Bristol, Tennessee  37620                 65,810 (3)              5.6%

Robert L. and Elinor M. Baker
4892 Weaver Pike
Bluff City, Tennessee  37618             105,000                  8.9

Thad R. Bowers and Judith O. Bowers
14 Yorkshire
Bristol, Tennessee 37620                 112,183 (4)              9.2

All directors, nominees, and
  executive officers
  as a group (11 persons)                364,847 (5)             28.6

__________
(1) A person is considered the beneficial owner of any shares of the Common Stock (1) over which he or she has or shares voting or investment power,
    (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from the Record Date. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual or group.
(3) These are unallocated shares held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid; excludes 38,412 allocated shares. The ESOP trustees, including Directors Burriss, Oakley, Phetteplace and Wohlford, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(4) Includes 35,037 shares which Mr. and Mrs. Bowers had a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date; excludes 8,760 shares which Mr. and Mrs. Bowers did not have a right to purchase pursuant to the exercise of unvested stock options.
(5) Excludes unallocated shares held by the ESOP (see above); includes 95,005 shares which all directors and executive officers as a group had a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date; excludes 22,235 shares which all directors and executive officers as a group did not have a right to purchase pursuant to the exercise unvested of stock options; excludes 2,331 shares that had been acquired by the Bank's defined contribution thrift plan since December 31, 1998 but which had not been allocated to participants in the plan as of the Record Date.


________________________________________________________________
                 ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Board of Directors has nominated Thad R. Bowers and
Sid Oakley to serve as directors for terms of three years and John M. Vann to serve as director for a term of two years. Mr. Vann has been nominated to fill the vacancy on the Board that will result from director Louis H. Phetteplace's retirement effective as of the date of the Annual Meeting. Messrs. Bowers and Oakley are currently members of the Board. Under Tennessee law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any of the nominees might be unavailable to serve. The Company's Board of Directors currently consists of five members. The Company's Charter require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year.

    The following table sets forth the name of the nominee for election as directors and the director whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Bank, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned (each director of the Company is also a member of the Board of Directors of the Bank).

                                                            SHARES OF
                                   YEAR FIRST               COMMON STOCK
                       AGE AT      ELECTED AS     CURRENT   BENEFICIALLY
                    DECEMBER 31,  DIRECTOR OF     TERM      OWNED AT THE     PERCENT
NAME                   1998        THE BANK(1)   TO EXPIRE  RECORD DATE(2)   OF CLASS
----               ------------   -----------    ---------  --------------   --------

                            BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Thad R. Bowers           60        1982           1999       112,183 (3)      9.4%

Sid Oakley               52        1987           1999        17,556          1.5

                            BOARD NOMINEE FOR TERM TO EXPIRE IN 2001

John M. Vann             40         na             na             --           --

                                   DIRECTORS CONTINUING IN OFFICE

Paul R. Wohlford         59        1990           2000        17,658          1.5

William C. Burriss, Jr.  57        1985           2001        55,091          4.7

___________
(1) All directors were initially appointed as directors of the Company in 1994 in connection with the incorporation of the Company.
(2) Excludes unallocated shares held by the ESOP and certain shares held by the Bank's defined contribution thrift plan (see "Voting Securities and Beneficial Ownership"); includes 35,037, 5,391, 5,391, 5,391 and 5,391 shares which Messrs. Bowers, Burriss, Oakley, Phetteplace and Wohlford, respectively, had or shared a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date; excludes 8,760 shares which Mr. Bowers did not have or share a right to purchase pursuant to the exercise of unvested stock options.
(3) Includes shares beneficially owned by Mr. Bowers' wife, Judith O. Bowers.


    Set forth below is information concerning the Company's nominees for election as director and continuing directors.
Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    THAD R. BOWERS is President and Chief Executive Officer of the Bank. He joined the Bank in 1960 and became President and Chief Executive Officer in 1980. Mr. Bowers previously served on the Bristol, Tennessee School Board, as Chairman of the Bristol, Tennessee Parks and Recreation Commission and on the boards of directors of various local charities and service organizations.

    SID OAKLEY is General Manager of Oakley-Cook Funeral Home, Bristol, Tennessee, and Vice President and General Manager of Heritage Family Funeral Services, Inc., Elizabethton, Tennessee. Mr. Oakley is a member and Past-President of the Bristol Rotary Club, the Bristol Chamber of Commerce and Volunteer Bristol.

    JOHN M. VANN is President and Chief Executive Officer of Clinical Trial Management Services, Inc, a contract research organization located in Bristol, Tennessee and Winston-Salem, North Carolina. Mr. Vann is an Elder of the First Presbyterian Church, serves on the Board of Directors of the United Way of Bristol and is active in various youth groups.

    PAUL R. WOHLFORD is an attorney in Bristol, Tennessee and a juvenile court judge for the City of Bristol. Mr. Wohlford serves as Chairman of the Board. He is a member of the Bristol Regional Medical Center Ethics Committee and serves as Vice President of the National Council of Juvenile and Family Court Judges.

    WILLIAM C. BURRISS, JR. is President of BurWil
Construction Co., Inc., Bristol, Tennessee. He also serves on the advisory board of the Salvation Army of Bristol and is a member of the Bristol Host Lions Club.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Bank hold regular meetings and special meetings as needed. During the year ended December 31, 1998, each Board met 12 times. No nominee for election as a director or continuing director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended December 31, 1998 and the total number of meetings held by committees on which he served during such fiscal year.

    The Company's full Board of Directors acts as an audit committee and met once in this capacity following fiscal 1998 to examine and approve the independent audit report.

    While the Company does not have a compensation committee, the executive committee of the Bank's Board of Directors acts as a compensation committee which, for fiscal 1998, included Directors Burriss, Oakley, Phetteplace and Wohlford. This committee reviews the performance of the Bank's officers and met once in fiscal 1998.

    The Company does not have a standing nominating committee. Under the Company's current Bylaws, the Company's full Board of Directors acts as a nominating committee and met once in this capacity to select management nominee for election as director.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for the fiscal years ended December 31, 1998, 1997 and 1996 awarded to or earned by the Company's Chief Executive Officer, Thad R. Bowers, for services rendered in all capacities to the Company and its subsidiaries.


                                     ANNUAL COMPENSATION
                                  ------------------------------
  NAME AND                FISCAL                    OTHER ANNUAL      ALL OTHER
PRINCIPAL POSITION         YEAR   SALARY    BONUS   COMPENSATION   COMPENSATION(1)
------------------        ------  ------    -----   ------------   ---------------
Thad R. Bowers             1998   $119,000  $31,907     --           $15,127
Chief Executive Officer    1997    114,400   30,674     --            14,952
                           1996    110,000   22,494     --            21,512

_____________
(1) For 1998, consists of directors' fees ($8,800), salary for services as President of a subsidiary of the Bank ($1,800) and matching contribution to defined contribution thrift plan ($4,527).

    YEAR-END OPTION VALUES. The following table sets forth information regarding the number and potential value at the end of the year of options held by the Company's Chief Executive Officer, Thad R. Bowers, excluding options held by Mr. Bowers' wife, Judith O. Bowers. Mr. Bowers did not exercise any options during the last fiscal year.

                          NUMBER OF                        VALUE OF
                     SECURITIES UNDERLYING                UNEXERCISED
                      UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                       AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
                   ---------------------------     --------------------------
NAME               EXERCISABLE   UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----               -----------   -------------     -----------  -------------
Thad R. Bowers      20,214         13,476           $104,304      $69,536

_____________
(1) Based on the difference between the $14.50 closing sale price of shares on December 31, 1998 as reported on the Nasdaq SmallCap MarketSM and the exercise price per share.

DIRECTOR COMPENSATION

    FEES. The Bank's directors receive fees of $400 per monthly meeting attended, $100 per executive committee meeting attended and a retainer of $1,000 per quarter. Mr. Wohlford, as Chairman of the Board, receives an additional $300 per month. For fiscal 1998, the Bank's directors' fees totaled $73,440. Directors do not receive additional fees for service on the Company's Board of Directors.

    DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has established a deferred compensation plan (the "Deferred Compensation Plan") for the benefit of members of the Bank's Board of Directors, its President and such other executive officers of the Bank as the Board of Directors may select for participation. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and eligible officers may elect to defer receipt of up to 25% of their future compensation. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited quarterly with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between either Common Stock or the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may determine the time and form of benefit payments, and may cease future deferrals any time.

EMPLOYMENT AGREEMENTS

    The Company and the Bank have entered into employment agreements with Thad R. Bowers, President and Chief Executive Officer of the Bank and the Company. In such capacities, Mr. Bowers is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Board of Directors. Such Boards believe that the agreements assure fair treatment of Mr. Bowers in relation to his career with the Company and the Bank by assuring him of some financial security. The agreements have been approved by the Office of Thrift Supervision.

    The agreements provide for a term of one year, with an annual base salary currently equal to $119,000 per year. On each anniversary date of the agreements, the Board will duly consider and determine whether to extend the term of employment under the agreements, and Mr. Bowers' term of employment under the agreements may be extended to up to thirty-six months, upon a determination by the Boards of Directors that the performance of Mr. Bowers has met the required performance requirements and standards and that such agreements should be extended. The agreements provide Mr. Bowers with a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon Mr. Bowers' death or disability and are terminable for "just cause" as defined in the agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bowers without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreements (but not in an aggregate amount in excess of three times his five years' average annual compensation). If the agreements are terminated due to Mr. Bowers' disability (as defined in the agreement), his salary and benefits will terminate. In the event of Mr. Bowers' death during the term of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits payable to Mr. Bowers will be paid in a lump sum or in installments, as he elects. Mr. Bowers is able to terminate the agreements voluntarily by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The agreements contain provisions stating that in the event of Mr. Bowers' involuntary termination of employment in connection with, or within one year after, any change in control (as defined in the agreements) of the Bank or the Company, other than for just cause or disability (as defined in the agreements), he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code) and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue
Code) that he receives on account of the change in control. Under the agreements, control generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period ("Continuing Directors") cease to constitute two-thirds of the Board of Directors of the Company or the Bank, provided that a replacement director approved by a two-thirds vote of the Continuing Directors then in office would be considered a Continuing Director. The agreement with the Bank provides that within five business days of a change in control not approved by the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bowers' base amount, that will be used to pay the amounts owed to him upon termination other than for just cause within one year after the change in control. The amount to be paid to Mr. Bowers from this trust upon his termination is determined according to the procedures outlined in the agreement with the Bank, and any money not paid to him is returned to the Bank. The agreements also provide for a similar lump sum payment to be made in the event of Mr. Bowers' voluntary termination of employment within one year following a change in control upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a reduction in his base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar

employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank, (v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Bowers assuming his termination of employment under the foregoing circumstances at December 31, 1998 would have been approximately $355,810. In the event of a change in control, the term of the agreements would be automatically extended to a full thirty-six months. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If Mr. Bowers were to prevail over the Company and the Bank in a legal dispute with respect to the agreements, he may be reimbursed for his legal and other expenses.

    In addition to the agreements described above, the Bank has entered into a supplemental executive retirement agreement with Mr. Bowers under which upon his termination of employment with the Bank, for reasons other than removal for "just cause," he will receive 10 annual payments from the Bank equal to (a) the product of his vested percentage (14% per year of service under the agreement, up to 100%) and 60% of his average annual compensation (the average of the highest annual compensation for five of the ten calendar years preceding termination) less (b) his annual offset amount (the sum of his primary social security benefits, one-tenth of the benefits he would receive if an award to him under the management recognition plan appreciated with the consumer price index and the benefits which he would receive as an annuity under the pension plan upon his termination of employment) and, if the Bank were to terminate Mr. Bowers' employment without just cause or his consent, or in the event of termination of employment in connection with a change in control (as defined in the incentive compensation plan), then Mr. Bowers' vested percentage would be 100%, and the present value of the benefits payable to him would be paid within 10 days of termination of employment or within 10 days following a change in control, if earlier.

TRANSACTIONS WITH MANAGEMENT

    The Bank makes loans to its directors, officers and employees in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time, and which do not involve more than the normal risk of collectibility or present other unfavorable features, except the Bank offers a one-percent discount on interest rates and origination fees, and waives indirect origination costs, on loans to directors, officers and employees.

                                THEN                              HIGHEST    BALANCE AT
                       LOAN   EFFECTIVE   ORIGINAL    MATURITY    BALANCE    DECEMBER 31,
NAME                   RATE     RATE        TERM        DATE      IN 1998       1998
----                  ------  ----------  ---------   ---------   -------    -----------
Thad & Judith Bowers   5.500%   6.500%    30 years    12-01-28    $200,000    $199,781
Joyce Rouse            6.000    7.000     30 years    07-01-28      60,000      59,289
Brenda N. Baer         6.750    7.750     30 years    02-01-28      38,000      37,252
John M. Wolford        7.625    8.625      3 years    04-01-01      32,500      30,834

     The Bank has contracted with BurWil Construction, the President of which serves on the Board of Directors of the Company and the Bank, to perform various remodeling and repair services on the Bank's properties in recent years. In 1998, the company received $344,000 of revenues in connection with remodeling, major repairs and routine maintenance for the Bank. It is anticipated that the company may continue to perform comparable remodeling, repair, maintenance or other construction services for the Company and the Bank in the future.


________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange
Act, the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1998 fiscal year.

________________________________________________________________
                 INDEPENDENT AUDITORS
________________________________________________________________

     Crisp Hughes Evans LLP, which was the Company's independent auditor for the 1998 fiscal year, has been retained by the Board of Directors to be the Company's independent auditor for the 1999 fiscal year. No representative of Crisp
Hughes Evans LLP is expected to be present at the Annual
Meeting.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 310 State at Edgemont, Bristol, Tennessee 37620, no later than December 21, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be delivered or mailed, in the form prescribed by the Company's Charter, to the Secretary of the Company at the above address not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is effected fewer than 40 days before the meeting, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Brenda N. Baer

                           BRENDA N. BAER
                           SECRETARY


Bristol, Tennessee
April 21, 1999

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JUDITH O. BOWERS, INVESTOR RELATIONS OFFICER, OR BRENDA N. BAER, SECRETARY, TWIN CITY BANCORP, INC., 310 STATE AT EDGEMONT, BRISTOL, TENNESSEE 37620.


[X] PLEASE MARK VOTES         REVOCABLE PROXY
   AS IN THIS EXAMPLE    TWIN CITY BANCORP, INC.

                  ANNUAL MEETING OF STOCKHOLDERS
                          May 21, 1999

The undersigned hereby appoints Paul R. Wohlford and William C. Burriss, Jr., with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Twin City Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at the main office of Twin City Federal Savings Bank, 310 State at Edgemont, Bristol, Tennessee on Friday, May 21, 1999 at 4:00 p.m., and at any and all adjournments thereof, as follows:

                                               WITH-
                                         FOR   HOLD    EXCEPT
1.   The election as directors of all
     nominees listed (except as marked
     to the contrary below):             [ ]    [ ]     [ ]

     FOR TERM OF THREE YEARS:
     Thad R. Bowers
     Sid Oakley

     FOR TERM OF TWO YEARS:
     John M. Vann

  INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY LISTED
  NOMINEE, MARK "EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
  THE SPACE PROVIDED BELOW.

  ____________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
NOMINEES.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

 Please be sure to sign and date
 this proxy in the box below          Date ____________________

_______________________________  ______________________________
Stockholders sign above.         Co-holder (if any) sign above.

Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above stockholder acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated April 21, 1999 and an Annual Report to Stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                         PLEASE ACT PROMPTLY
                 SIGN, DATE AND MAIL YOUR PROXY TODAY